Exhibit 10.125

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS.  ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Sunoco Logistics	Sunoco Partners Marketing & Terminals LP
1004 N. Big Spring Street
Suite 515
Midland, TX 79701
February 16, 2009	432 686 7080
Fax 432 687 2641

Mr. John Lacik

Square One Energy

Suite 3200 Unit 25

801 Cherry Street

Fort Worth, TX 76102

Re:	Crude Oil Purchase Agreement
Sunoco Partners Reference No. 521329

Dear Mr. Lacik:

Reference is made to the above subject Crude Oil Purchase Agreement whereby Sunoco Partners Marketing & Terminals L.P. will purchase all of the crude oil and condensate, produced from the lease(s) listed on Exhibit “A”.

This confirms our understanding that by mutual consent said agreement shall be amended as follows:

Effective December 1, 2008, the following lease and facility (**) were deleted, as set forth on Exhibit “A”:

Property Number	Lease Name	County/ST
0106880000**	Desdemona Field Unit Facility**	Eastland, TX
0106890000	Desdemona Field UT 1202/1203	Eastland, TX

Effective December 1, 2008, the following lease was deleted under Desdemona Field Unit Facility, #0106880000 and returned to a ‘straight lease’ status, as set forth on Exhibit “A”:

Property Number	Lease Name	County/ST
402l040000	Desdemona Field UT (Taxable)	Eastland, TX

Except as hereby specifically modified, all terms and conditions of said Crude Oil Purchase Agreement shall remain in full force and effect.

If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance and confirm by signing in duplicate and returning one (1) copy for our files by mail or fax to:

Contract Administrator

Sunoco Partners Marketing & Terminals L.P.

1004 N. Big Spring, Suite 515

Midland, Texas 79701

(432) 686-7080 / Fax: (432) 687-2641

If we do not receive a signed copy by mail or fax within ten (10) business days from the date of receipt of this amendment, we will take that as evidence of your acceptance of this amendment to the above referenced agreement.

Agreed and accepted this 3rd day of March, 2009.

SQUARE ONE ENERGY, INC.		SUNOCO PARTNERS MARKETING & TERMINALS L.P.
		By:	Sunoco Logistics Partners Operations Gp LLC,
Its General Partner
By:	/s/ Patrick M. McKinney
	Patrick M. McKinney	By:	/s/ David Johnson
Title:	VP of Operations		David C. Johnson, Agent
		Title	Crude Oil Representative
Date	03/03/2009
		Date	02/17/2009

EXHIBIT “A”

SQUARE ONE ENERGY – COPA #521329	REVISION EFFECTIVE: 12/01/2008

EFF. DATE	SUNOCO PARTNERS PROP. #	LEASE NAME	FIELD	COUNTY/ST	DIVISION ORDER	TEMP MKTG. ADJ.			(-)	TRANS ADJ.	(=)	NET ADJ			*****(1)	PRICE*

03/01/04	0092600000	DESDEMONA GAS PLNT	DESDEMONA	EASTLAND, TX	100 E%	$	*****	(1)		$0.00		$	*****	(1)		# SUNOCO PARTNERS WT/NM INT (COL.4)
03/01/04	4008540000	HOGTOWN-MOORE UNIT	DESDEMONA	EASTLAND, TX	100 E%	$	*****	(1)		$0.00		$	*****	(1)		SUNOCO PARTNERS WCTINT (COL. 9)

03/01/04	40210470000	DESDEMONA FIELD UT (TAXABLE)	DESDEMONA	EASTLAND, TX	100 E%	$	*****	(1)		$0.00		$	*****	(1)		SUNOCO PARTNERS WCTINT (COL. 9)

(1) THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS.  ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

#GRAVITY DEEMED 55 DEGREES

*AS PUBLISHED IN SUNOCO PARTNERS MARKETING & TERMINALS L.P. CRUDE OIL PRICE BULLETIN SUMMARY

**FOR SUNOCO PARTNERS ADMINISTRATIVE PURPOSES ONLY